GENERAL PARTNER'S PAYMENT CERTIFICATE
                            (First Installment)

Certificate, dated as of October 29, 1998 (this "Certificate"), of MHT PROPERTIES XI, INC., a Michigan corporation ("MHT 11")
(the "General Partner").

This Certificate is delivered pursuant to the provisions of
Section 5.1 of the Second Amended and Restated Agreement of Limited Partnership dated as of March 20, 1998 (the "Partnership Agreement") of Silver Creek/MHT Limited Partnership, a Michigan limited partnership (the "Partnership").

The undersigned hereby certify that:

(i)	The General Partner has satisfied and continues to satisfy
all of its material obligations under the Partnership Agreement.

(ii)	The covenants, representations and warranties set forth in
Sections 6.5 and 6.6 of the Partnership Agreement are true and correct as of the date hereof.

(iii)	The Partnership is not in default under any of the
Project Documents or any other material obligation of the Partnership.

(iv)	The covenants, representations and warranties set forth in
the Tax Certificate issued by the General Partner to Boston
Capital Tax Credit Fund IV L.P., and dated as of March 20, 1998 are correct as of the date hereof in all material respects.

(v)	The facts and representations set forth in the Fact Sheet
attached hereto as Exhibit A are true and correct as of the date hereof.

(vi)	Each of the conditions precedent to the payment of the First
Installment (as such term is defined in the Partnership
Agreement) has been satisfied as of the date hereof.

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed as of the day and year set forth above.

GENERAL PARTNER:                  MHT PROPERTIES XI, INC., a Michigan
                                  corporation


                                   By:	/s/Nicholas H. Faber, Jr.



                                                                Exhibit A
                                  FACT SHEET
                      SILVER CREEK/MHT LIMITED PARTNERSHIP

1. Sources and Uses of Funds

SOURCES OF FUNDS                                 APPLICATIONS OF FUNDS

Permanent Loan           $3,400,000           Land                 $175,000
Investment Limited
Partner Capital          $4,535,381           Construction Hard
                                              Costs              $6,638,400
General Partner
Capital                       $100            Construction Soft
                                              Costs                $814,476
Deferred
Development Fee            $894,257           Construction
                                              Contingency           $47,400

                                              Development Fee
                                              and Overhead       $1,154,462



    TOTAL                $8,829,738            TOTAL             $8,829,738


2.   Financing

     Construction

     A.	Lender:                      Boston Capital Mortgage Company/SSGA
     B.	Mortgage Amount:             $3,400,000
     C.	Note Date:                   October __, 1998
     D.	Interest Rate:               7.96% per annum
     E.	Amortization:
     F.	Maturity Date:               24 months

     Permanent

     A.	Lender:                     Boston Capital Mortgage Company/SSGA
     B.	Mortgage Amount:            $3,400,000
     C.	Note Date:                  __________ __, 199_
     D.	Interest Rate:              7.96%
     E.	Amortization:	              30 years
     F.	Maturity Date:              18 years after conversion date
     G.	Guarantors:                 None

3.   Eligible Basis:              	$8,361,907
4.   Qualified Basis:            		$8,361,907
5.   GP Capital Contribution:	     $100
6.   Type of Credit:		             9%, New Construction
7.   Rent-up Schedule:
     36% by February 28, 1999;
     73% by May 31, 1999; and
     100% by August 31, 1999;
8.   Projected Credit to the
     Investment Partnership:
     A.	$366,977 for 1999,
     B.	$629,914 per annum for each of the years 2000 through 2008(inclusive),
     C.	$262,937 for 2009.
9.   Total Projected Credit:
     A.	$367,014 for 1999,
     B.	$629,977 per annum for each of the years 2000 through 2008 (inclusive),
     C.	$262,963 for 2009.
10.  Tax Credit Application:
     A.	Reservation Date:               April 18, 1997
     B.	Reservation Amount:             $599,978/year
     C.	Carryover Allocation Date:      November 24, 1997
     D.	Carryover Allocation Amount:    $629,977
     E.	Tax Credit Rate on 8609:        To be determined

11. Apartment Complex:
    A.	Name:                            Silver Creek Apartments
    B.	Address:                         Telegraph Road
                                        Flat Rock, Michigan  48134
    C.	County:                          Wayne County
    D.	MSA:                             ___________
    E.	Type of Project:                 Multifamily

12. Median Income:	                   		$53,300 (Family of Four, 1997)

13. Kind of Apartments:

Number of        Number of        Total          Basic               Utility
Bedrooms          Units           Sq. Ft.        Rent               Allowance

1                  8              /unit        $525/month             $50
1                  9              /unit        $379/month             $50
2                 32              /unit        $605/month             $60
2                 32              /unit        $454/month             $60
3                 15              /unit        $680/month             $70
3                 15              /unit        $524/month             $70

14. Rental Assistance:		             	N/A
15. Annual Operating Expense:	       	$321,666 (plus 3% annual
    (beginning 1999)              			 inflation)
16. Replacement Reserve Account:	     $19,600/year
    (beginning 1999)
17. Maximum Yearly Distribution of
    Cash Flow permitted:	            	N/A
18. Amount of Asset Management Fee
    to Boston Capital:	             		$7,500/year
    (commencing 2000)
19. Amount of Total Depreciable Base
    Allocated to Personal Property:   	$144,149
20. Completion Date:			                May, 1999 (anticipated)
21. Total Capital Contribution of
    Investment Partnership:	          	$4,535,381
22. Schedule of Capital Contributions

Amount         Installment     Conditions on Capital Contributions
$3,762,218       First         on the latest of (A) the Admission Date, (B) the
                               closing of the Construction Loan, (C) the Permanent Loan Commitment Date, (D) Tax
                               Credit Set-Aside, (E) the Construction Permitting
                               Date, (F) completion of all Due Diligence
                               Recommendations and full satisfactory review thereof by the Investment Limited Partner

$473,057         Second       on the latest of (A) the Completion Date,
                              (B) receipt by the Investment Limited Partner of the Contractor Pay-Off Letter (C) receipt by the Investment Limited Partner of an Estoppel Letter from each Lender, (D) receipt by the Investment
                              Limited Partner of updated liability insurance certificates, or (E) completion of all Due
                              Diligence Recommendations

$290,106        Third         on the later of (A) the Initial 100% Occupancy
                              Date, (B) Permanent Mortgage Commencement,
                              (C) State Designation, (D) Cost Certification or
                              (E) receipt of an updated Title Policy in form and substance satisfactory to the Special Limited
                              Partner, which policy in no event shall contain a survey exception, (F) 90% Occupancy Date or (G)
                              Rental Achievement

$10,000        Fourth       upon the receipt by the Investment Limited
                            Partner of a copy of the properly filed Partnership federal income tax return and an audited
                            Partnership financial statement for the year in which Rental Achievement occurs

23. Fees and Special Distributions to be paid from Capital Contributions:

    A portion of the Development Fee will be paid out of Capital Contributions

24. General Partner:		      MHT Properties XI, Inc.

       	Contact:	           Nick Faber
       	Address:            20505 West 12 Mile Road
                            Southfield, MI  48076

       	Telephone:          (248) 352-0380
       	Fax:                (248) 352-9232

25. Ownership Interests:

Partner                   Normal            Capital                  Cash
                        Operations         Transactions              Flow

General Partner            0.01%                75%                  75%
Investment Limited
Partners                  99.99%            24.999%                  25%
Special Limited Partner       0%              .001%                   0%

26. Management Agent:			Southeastern Michigan Housing, LLC
    Contact:            Ken Bovee
    Address:            P.O. Box 189
                        Mount Pleasant, MI  48804
    Telephone:          (517) 772-3261
    Fax:                (517) 772-3842
    Amount of Fee:      5% of collected rents

27. Builder:	        			Delcor Construction, Inc.

    Builder's Profit:           $176,226
    Builder's Overhead:         $176,206

28. Tax Return Preparer/Auditor:	Hungerford Company/Ken Brooks
    Address:            13305 Reeck Road
                        Southgate, MI  48195
    Telephone:         (313) 246-9600

29. Partnership Federal ID Number:	38-3337189
30. Operating Deficit Guarantees:	Unlimited as to time and amount.
31. Building Breakdown:

    BIN                     # of Units

97-022001-11                   111
                                __
TOTAL                          111